Endurance Insurance Operations

Michael P. Fujii

President & CEO

Worldwide Insurance Operations

Bermuda in Boston Conference

September 18, 2007

Forward Looking Statements

Statements contained in this presentation that are not based on current or historical fact are forward-looking in nature. Such forward-looking statements are based on current plans, estimates and expectations and are made pursuant to the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on known and unknown risks, assumptions, uncertainties and other factors. The Company’s actual results, performance, or achievements may differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement.

Distribution Channel
Increasing Concentration of Distribution Channel

Endurance
YOUR RISK IS OUR FOCUS

ENDURANCE – STAGE OF DEVELOPMENT

ERCA

Personal Lines

Small Commercial

Independent

/

Controlled Agents

Regional

/

Small

Brokers

International

/

Major Brokers

Wholesalers

/

MGA’s

Reinsurance

Brokers

Retro Brokers

and Bankers

Direct Marketing

Middle Market

Larger National

Accounts

Fortune

500

Reinsurers

Retail

Market

Middle

Market

Reinsurance

Market

Large Commercial

Market

Insurers

Special Purpose

Reinsurers

Product

/

Customer

Increasing Syndication of Risks

EWIL

ESIL

ESIL

EUSI

EWIL

Insurance Growth Strategies

Six point growth strategy:

Expansion of current US wholesale book

Add new US wholesale underwriting teams/LOB’s

Expansion through large national retail teams

Add specialty books of business thru small agencies

International marketplace expansion

Acquisitions

Note:  Growth is always subject to supporting market
conditions.

Insurance Distribution Mix

Pre2005

2006

2007

Specialty Agents

15%

27%

Wholesale

31%

34%

Large Retail

95%

45%

32%

International

5%

9%

7%

100%

100%

100%

2007 Insurance Mix of Business

Insurance Written Premiums of $682 million*

* Based on the twelve months ended June 30, 2007

US E&O, 3%

US E&S Package, 1%

US Casualty, 11%

Bermuda Healthcare, 15%

US Workers Comp, 27%

Bermuda Excess Casualty,

10%

Bermuda Professional, 8%

London Property, 7%

US Property, 18%

Insurance Business Development Strategy

Attract and retain experienced staff and teams with demonstrated underwriting discipline, market knowledge, and broker relationships

Develop new business through organic growth and targeted acquisitions

Continue to expand distribution channels (large retail, wholesale, independent agent, direct marketing)

Diversify by:

Coverage Line and Class of Business

Geographic segmentation

Policy limits – risk size and layer attachment

Position Endurance to capitalize on market cycles

Build Systems with competitive advantages & technical models

Establish Infrastructure – Statutory Paper / Facilities

Profitability comes first – long-term growth in book value

NEW UNDERWRITING TEAMS

US Property

Prop

US Casualty

Cas

US E&S Package

Pkg

US Professional

Prof

US Agricultural

Agr

US Workers Comp

WC

US Healthcare

HC

    Specialty Agency

    Wholesale

    Retail

Underwriting Teams

Prop

Cas

Pkg

Prof

Agr

WC

HC

2006

Los Angeles, CA

Chicago, IL

Boston, MA

New York, NY

San Diego, CA

Henderson, NV

2007

Cherry Hill, NJ

Long Island, NY

Stamford, CT

Seattle, WA

Altanta, GA

St. Louis, MO

Lubbuck, TX

Insurance Operations Accomplishments

Experienced global insurance management team in place

11 executives with over 306 years of experience

Significant underwriting experience / seasoned professionals

Years of insurance experience ranging from 10 – 38 years

Average years of experience - 25 years

Strategic direct insurance geographic presence

US, Bermuda, London

Strong broker relationships / multiple distribution channels

Bermuda – Major retail brokers (Willis, Aon, Marsh)

US – Wholesale Brokers

US – Specialty Agencies

London – Regional brokers

Long standing relationships and strong marketplace reputation

Infrastructure – Strong systems and Pricing Models